SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 9, 1998


                             SONIC AUTOMOTIVE, INC.
               (Exact name of Registrant as Specified in Charter)


Delaware                                 1-13395                56-2010790
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(State or Other Jurisdiction           (Commission          (IRS Employer
of Incorporation)                      File Number)         Identification No.)

         5401 East Independence Boulevard
                    P.O. Box 18747
              Charlotte, North Carolina                               28218
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (704) 532-3320
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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS.

         (A) DEBT OFFERING. On July 9, 1998, the Company issued a press release that is attached to this report on Form 8-K as Exhibit 99.1.

         (B) PENDING ACQUISITIONS. The Company has entered into agreements regarding the Company's acquisition, as described in this Section (B), of certain automobile dealership businesses and assets (collectively, but excluding the Hatfield Acquisition (as defined below), the "Pending Acquisitions"). The operations being acquired in the Pending Acquisitions generally consist of selling new and used cars and light trucks, selling replacement parts, providing vehicle maintenance, warranty, paint, collision and repair services, and arranging customer financing and insurance. None of the Pending Acquisitions have been consummated as of the date of this filing. The Pending Acquisitions are anticipated to be consummated, subject to certain closing conditions (including but not limited to the receipt of consents to the acquisitions from the relevant automobile manufacturers that provide vehicle inventories to the businesses being acquired), in the third quarter of 1998.

         The estimated aggregate purchase price payable by the Company for the Hatfield Acquisition, the Pending Acquisitions and the Higginbotham Acquisition (as defined in Section (C) below) is approximately $110.1 million. Of this aggregate purchase price, approximately $75.0 million will be paid in cash and the balance will be paid by the Company through the issuance to the respective sellers of shares of the Company's Class A Convertible Preferred Stock, par value $.10 per share, having an aggregate liquidation value of approximately $35.1 million. The Company will fund the cash portion of the purchase price payable at closing of each of the Hatfield Acquisition, the Pending Acquisitions and the Higginbotham Acquisition by increasing the Company's long-term debt borrowings. Certain of the Pending Acquisitions will require the Company to pay contingent purchase prices based on the future performance of the acquired businesses, which are expected to be funded with cash from future operations or from long-term debt borrowings. The total amount of consideration to be paid by the Company in each of the Hatfield Acquisition, the Pending Acquisitions and the Higginbotham Acquisition was determined through arms'-length negotiations with each of the respective sellers.

         Certain audited financial statements for the Hatfield Acquisition, the Economy Acquisition and the Casa Ford Acquisition (each as defined below) that are a part of the Pending Acquisitions are attached to this report on Form 8-K as Exhibits 99.2, 99.3 and 99.4, respectively.

         (I) THE HATFIELD ACQUISITION. The Company has entered into an Asset Purchase Agreement dated as of February 4, 1998 (the "Hatfield Purchase Agreement") between the Company, as buyer, Hatfield Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc., Trader Bud's Westside Dodge, Inc., Toyota West, Inc., and Hatfield Hyundai, Inc., as sellers, and Bud C. Hatfield, Dan E. Hatfield and Dan
E. Hatfield, as trustee of The Bud C. Hatfield, Sr. Special Irrevocable Trust, as shareholders of the sellers, as amended by Amendment No. 1 and Supplement to Asset Purchase Agreement dated as of May 28, 1998 ("Amendment No. 1") by and among the parties to the Hatfield Purchase Agreement (the "Hatfield Acquisition"). The Hatfield Purchase Agreement and Amendment No. 1 are attached to this report on Form 8-K as Exhibits 99.5 and 99.6, respectively. The Company closed the Hatfield Acquisition on July 9, 1998 (the date of this filing), except that the acquisition of the Toyota West dealership was closed in escrow pending the approval of Toyota to the acquisition of this dealership.

         Pursuant to the terms of the Hatfield Purchase Agreement, the Company acquired substantially all of the assets and assumed certain liabilities of six individual automobile dealerships located in Columbus, Ohio selling Chrysler/Plymouth, Dodge, Hyundai, Isuzu, Jeep, KIA, Lincoln/Mercury, Subaru, Toyota and Volkswagen brands of vehicles. The Company intends

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to continue the existing operations at each of the dealerships being acquired in the Hatfield Acquisition. The Company has obtained consents from all of the applicable manufacturers to the Hatfield Acquisition, except from Chrysler and Toyota. The Company expects to obtain the consent of Chrysler in the near future. The Company also expects to receive the consent of Toyota in the near future, at which point the escrow of the Toyota West dealership will be released. There can be no assurance that the consents of Chrysler and/or Toyota will be obtained. Any manufacturer who does not consent to the Hatfield Acquisition may seek to terminate its franchise agreement, although relevant state franchising laws impose limitations on a manufacturer's ability to terminate a franchise.

         (II) THE MONTGOMERY ACQUISITION. The Company has also entered into an Agreement and Plan of Merger dated as of February 10, 1998 (the "Montgomery Purchase Agreement") among the Company, Frank E. McGough, Jr., Capitol Chevrolet, Inc. and Capitol Imports, Ltd. (the "Montgomery Acquisition"). The Montgomery Purchase Agreement is attached to this report on Form 8-K as Exhibit
99.7. Pursuant to the Montgomery Purchase Agreement, the Company will acquire all the outstanding stock of two automobile dealerships operating Chevrolet, KIA, Mitsubishi and Hyundai franchises, each of which is located in Montgomery, Alabama. The Company intends to continue operating each of the acquired automobile dealerships following consummation of the Montgomery Acquisition.

         (III) THE ECONOMY HONDA ACQUISITION. The Company has also entered into a Stock Purchase Agreement dated as of March 16, 1998 (the "Economy Honda Purchase Agreement"), between the Company, Freeman Smith, Melvin Q. Smith, and James M. Holland (the "Economy Acquisition"). The Economy Honda Purchase Agreement is attached to this report on Form 8-K as Exhibit 99.8. Pursuant to the Economy Honda Purchase Agreement, the Company will acquire all of the outstanding capital stock of Economy Cars, Inc., which owns and operates a Honda automobile dealership located in Chattanooga, Tennessee. The Company intends to continue operating the Honda dealership following consummation of the Economy Acquisition.



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         (IV) THE CENTURY ACQUISITION. The Company has also entered into an
Asset Purchase Agreement dated April 10, 1998 (the "Century Purchase Agreement") by and among the Company, Century Auto Sales, Inc., A. Foster McKissick, III and Murray P. McKissick (the "Century Acquisition"). The Century Purchase Agreement is attached to this report on Form 8-K as Exhibit 99.9. Pursuant to the Century Purchase Agreement, the Company will acquire substantially all of the assets, other than the real property and improvements thereon, and assume certain liabilities of a BMW dealership in located in Greenville, South Carolina and a satellite sales location in Spartanburg, South Carolina. The Company intends to continue operating the BMW dealership and the satellite sales location following consummation of the acquisition.

         As part of the same acquisition, the Company has also entered into a Contract to Purchase and Sell Real Property dated as of April 10, 1998 (the "Century Real Property Agreement") by and between the Company, Century Auto Sales, Inc. and Fairway Investments, LLC. The Century Real Property Agreement is attached to this report on Form 8-K as Exhibit 99.10. Pursuant to the Century Real Property Agreement, the Company will purchase the Greenville and Spartanburg real property upon which the BMW dealership and satellite sales location are located. The aggregate purchase price for such real property will be the appraised value of the two parcels, with a minimum price of $4.4 million and a maximum price of $5.2 million.

         (V) THE HERITAGE ACQUISITION. The Company has also entered into an Asset Purchase Agreement dated April 10, 1998 (the "Heritage Purchase Agreement") by and among the Company, Fairway Management Company d/b/a Heritage Lincoln-Mercury-Jaguar, and Fairway Ford, Inc. (the "Heritage Acquisition"). The Heritage Purchase Agreement is attached to this report on Form 8-K as Exhibit
99.11. Pursuant to the Heritage Purchase Agreement, the Company will acquire substantially all of the assets and assume certain liabilities of a Lincoln-Mercury-Jaguar dealership located in Greenville, South Carolina. The Company intends to continue operating the Lincoln-Mercury-Jaguar dealership following consummation of the Heritage Acquisition. The seller in the Heritage Acquisition is affiliated with the seller in the Century Acquisition. Jaguar has refused to approve the Company's acquisition of the Jaguar dealership in the Heritage Acquisition. Consequently, the Company does not expect to be able to acquire this Jaguar franchise, which would result in a purchase price adjustment that has not yet been determined.



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         As part of the same acquisition, the Company has also entered into a
Contract to Purchase and Sell Real Property dated as of April 10, 1998 (the "Heritage Real Property Agreement") by and between the Company and Fairway Ford, Inc. The Heritage Purchase Agreement is attached to this report on Form 8-K as
Exhibit 99.12. Pursuant to the Heritage Real Property Agreement, the Company will purchase the real property upon which the Lincoln-Mercury-Jaguar dealership is located. The purchase price for such real property will be its appraised value and will be payable in cash at the closing.

         (VI) THE CASA FORD ACQUISITION. The Company has also entered into a Stock Purchase Agreement dated as of April 30, 1998 (the "Casa Ford Purchase Agreement") by and among the Company, Aldo B. Paret and Casa Ford of Houston, Inc. ("Casa Ford"). The Casa Ford Purchase Agreement is attached to this report on Form 8-K as Exhibit 99.13. Pursuant to the terms of the Casa Ford Purchase Agreement, the Company will acquire all of the outstanding capital stock of Casa Ford, which owns and operates a Ford dealership located in the Houston, Texas area (the "Casa Ford Acquisition"). The Company intends to continue operating Casa Ford following consummation of the Casa Ford acquisition.

         (VII) CONSENTS TO PENDING ACQUISITIONS. The Pending Acquisitions are all expected to be consummated, subject to certain closing conditions, in the third quarter of 1998, although there can be no assurance that any of the Pending Acquisitions will be consummated. The Company has obtained manufacturer consent to all of the Pending Acquisitions other than from BMW, Honda, Jaguar and Mitsubishi. The Company currently expects to receive the remaining consents prior to the closing of the relevant acquisitions, other than from Jaguar and from BMW. There can be no assurance that such consents will be obtained. Any manufacturer who does not consent to any Pending Acquisition may seek to terminate its franchise agreement, although relevant state franchising laws impose limitations on a manufacturer's ability to terminate a franchise.

         The Company received a notice from BMW that it was exercising its right of first refusal with regard to the dealerships that are a part of the Century Acquisition pursuant to BMW's franchise agreement with the seller. However, the Company believes that this right of first refusal is subject to another agreement between BMW and the seller that required notice of BMW's intention to exercise its right of first refusal within 30 days of BMW being notified of the sale of the dealerships. BMW's notice was delivered to the Company after the expiration of this 30 day time period. Consequently, the Company believes that BMW failed to timely exercise its right of first refusal. The Company is currently negotiating with BMW for its consent with respect to the Century Acquisition, and the Company believes that it will be successful in entering into a favorable arrangement with BMW.

         (C) RECENT DEVELOPMENTS. The Company has entered into an Asset Purchase Agreement dated as of July 7, 1998 (the "Higginbotham Purchase Agreement") by and among the Company, HMC Finance Corporation, Inc., Halifax Ford-Mercury, Inc., Higginbotham Automobiles, Inc., Higginbotham Chevrolet-Oldsmobile, Inc., Sunrise Auto World, Inc. and Dennis D. Higginbotham (the "Higginbotham Acquisition"). The Higginbotham Purchase Agreement is attached to this report on Form 8-K as Exhibit 99.14. Pursuant to the Higginbotham Purchase Agreement, the Company will acquire substantially all of the assets of three Daytona Beach, Florida dealerships selling Acura, Chevrolet, Ford, Mercedes, Mercury and Oldsmobile brands of vehicles, and related assets. The Company has not yet sought to obtain manufacturer consents for the dealerships being acquired in the Higginbotham Acquisition. The Company also anticipates purchasing the real property on which the acquired dealerships are located pursuant to a separate agreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

         (c) EXHIBITS.

   Exhibit Number                         Description
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         99.1           Press Release dated July 9, 1998.

         99.2 Combined Financial Statements of the Hatfield Automotive Group as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997 (Audited) and as of March 31, 1998 and for the three months then ended (Unaudited).

         99.3 Financial Statements of Economy Cars, Inc. as of December 31, 1997 and for the year then ended (Audited) and as of March 31, 1998 and for the three months then ended (Unaudited).

         99.4 Financial Statements of Casa Ford of Houston, Inc. as of December 31, 1997 and for the year then ended (Audited) and as of March 31, 1998 and for the three months then ended (Unaudited).

         99.5* Asset Purchase Agreement dated as of February 4, 1998 between Sonic Automotive, Inc., as buyer, Hatfield Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc., Trader Bud's Westside Dodge, Inc., Toyota West, Inc., and Hatfield


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                         Hyundai, Inc., as sellers, and Bud C. Hatfield, Dan E.
                         Hatfield and Dan E. Hatfield, as trustee of The Bud C. Hatfield, Sr. Special Irrevocable Trust, as shareholders of the sellers (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (the "March 31, 1998 Form 10-Q")).

         99.6 Amendment No. 1 and Supplement to Asset Purchase Agreement dated as of May 28, 1998 by and among Sonic Automotive, Inc., Hatfield Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc., Westside Dodge, Inc., Toyota West, Inc., Hatfield Hyundai, Inc., Bud C. Hatfield, Dan
                        E. Hatfield and Dan E. Hatfield as trustee of The Bud C. Hatfield, Sr. Special Irrevocable Trust.

         99.7* Agreement and Plan of Merger dated as of February 10, 1998 among Sonic Automotive, Inc., as buyer, and Capitol Chevrolet, Inc., Capitol Imports, Ltd. and Frank
                        E. McGough, Jr., as sellers (incorporated by reference to Exhibit 10.4 to the March 31, 1998 Form 10-Q).

         99.8* Stock Purchase Agreement dated as of March 16, 1998 between Sonic Automotive, Inc., as buyer, and Freeman Smith, as stockholder and the other stockholders named therein (incorporated by reference to Exhibit 10.5 to the March 31, 1998 Form 10-Q).

         99.9 Asset Purchase Agreement dated April 10, 1998 by and among Sonic Automotive, Inc., Century Auto Sales, Inc., and A. Foster McKissick, III and Murray P. McKissick.

         99.10 Contract to Purchase and Sell Real Property dated as of April 10, 1998 by and between the Company, Century
                        Auto Sales, Inc. and Fairway Investments, LLC.

         99.11 Asset Purchase Agreement dated April 10, 1998 by and among the Company, Fairway Management Company d/b/a Heritage Lincoln-Mercury-Jaguar, and Fairway Ford, Inc.

         99.12 Contract to Purchase and Sell Real Property dated as of April 10, 1998 by and between the Company and Fairway Ford, Inc.

         99.13 Stock Purchase Agreement dated as of April 30, 1998 by and among the Company, Aldo B. Paret and Casa Ford of Houston, Inc.

         99.14 Asset Purchase Agreement dated as of July 7, 1998 by and among the Company, HMC Finance Corporation, Inc., Halifax Ford-Mercury, Inc., Higginbotham


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                        Automobiles, Inc., Higginbotham Chevrolet-Oldsmobile,
                        Inc., Sunrise Auto World, Inc. and Dennis D.
                        Higginbotham.
*Filed Previously

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SONIC AUTOMOTIVE, INC.


Date: July 9, 1998                        By:     /s/ Theodore M. Wright
                                              --------------------------
                                                 Theodore M. Wright
                                                 Chief Financial Officer, Vice
                                                 President-Finance, Treasurer,
                                                 Secretary and Director



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